UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of the Report (Date of earliest event reported): November 14, 2018

WESTMOUNTAIN COMPANY

(Exact Name if Business Issuer as specified in its Charter)

Colorado	000-53030	26-1315305
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3463 Magic Drive, Suite 120
San Antonio, TX 78229
(Address of principal executive offices, including zip code)

(210) 767-2727

(Registrant's telephone number including area code)

(Former Name or Former Address, if Changed Since the Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Acquisition of BioDTech

On November 14, 2018, WestMountain Company (the “Company”) entered into a verbal agreement to acquire BioDTech, Inc. (“BioDTech”) solely in exchange for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). BioDTech manufactures products to detect and remove endotoxins. The Company will issue a total of 2,496,667 shares of Common Stock to the owners of BioDTech with each share valued at $0.75 for a total acquisition cost of $1,850,000. Two of BioDTech’s directors and owners, Paul Castella and Alan Dean, are also members of the Company’s Board of Directors.

FirstFire Global Opportunities Fund Securities Purchase Agreements

The Company entered into a securities purchase agreement (the “FirstFire Purchase Agreement”) with FirstFire Global Opportunities Fund, LLC (“FirstFire”), dated November 8, 2018 and fully executed on November 14, 2018. Pursuant to the FirstFire Purchase Agreement, FirstFire purchased an 8% unsecured convertible promissory note (the “Note”) from the Company in the aggregate principal amount of $222,222.00, such principal and the interest thereon convertible into shares of the Common Stock at the option of FirstFire. The Company also issued a common stock purchase warrant for 555,555 shares of the Common Stock (the “Warrant” and together with the Note and any shares of Common Stock issuable upon conversion of the Note, the “Securities”).

The purchase price of $200,000 was paid in cash by FirstFire on November 15, 2018.

The maturity date of the Note is November 8, 2019 (the “Maturity Date”). The Note shall bear interest at a rate of eight percent (8%) per annum (the “Interest Rate”), which interest shall be paid by the Company to FirstFire in shares of Common Stock at any time FirstFire sends a notice of conversion to the Company (the “Notice of Conversion”). FirstFire is entitled to, at its option, convert all or any amount of the principal face amount and any accrued but unpaid interest into shares of Common Stock, at any time, at a conversion price for each share equal to $0.25 or, more than six months after the issuance date, the lower of $0.25 or 65% multiplied by the lowest traded price of the Common Stock during the twenty (20) trading day period ending on the day before a Notice of Conversion is received by the Company.

The Note may be prepaid, only in full, until the earlier of the first conversion date or 180 days from the issuance date with the following penalty: 120% of the face amount plus any accrued interest.

The Company shall reserve 15,000,000 shares of authorized and unissued Common Stock free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of the Note.

Pursuant to the terms of the FirstFire Purchase Agreement, for so long as FirstFire owns any Securities (or), the Company covenants to secure and maintain the listing of the shares of Common Stock. The Company is also subject to certain customary negative covenants under the SPA and the Note, including but not limited to the requirement to maintain its corporate existence and assets, subject to certain exceptions, and not to make any offers or sales of any security under circumstances that would require registration of or stockholder approval for the Securities.

Any shares to be issued pursuant to any conversion of the Note shall be issued pursuant to an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

The Company intends to use the proceeds from the Note for general working capital purposes.

The Note is a long-term debt obligation that is material to the Company. The Note contains certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the Securities and Exchange Commission and increases in the amount of the principal and interest rates under the Note in the event of such defaults. In the event of default, at the option of FirstFire and in FirstFire’s’ sole discretion, FirstFire may consider the Note immediately due and payable.

The Warrant may be exercised at any time on or after November 8, 2018, (the “Initial Exercise Date”) and on or prior to the close of business on the four (4) year anniversary of the Initial Exercise Date. The exercise price per share of Common Stock under the Warrant shall be $0.40 per share, subject to adjustment.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the FirstFire Purchase Agreement, the Note, and the Warrant, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the FirstFire Purchase Agreement, the Note, and the Warrant. Copies of the FirstFire Purchase Agreement, the Note, and the Warrant are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information provided in Item 1.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities were isolated private transactions by us which did not involve a public offering; (b) there were no subsequent or contemporaneous public offerings of the securities by the Company; (c) the securities were not broken down into smaller denominations; (d) the negotiations for the issuance of the securities took place directly between the entity in question and the Company; and (e) the recipients of the securities are accredited investors.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated November 15, 2018

10.2	Form of Promissory Note, dated November 15, 2018

10.3	Common Stock Purchase Warrant, dated November 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 20, 2018

WESTMOUNTAIN COMPANY

By: /s/ James R. Garvin
James R. Garvin, Chief Executive Officer
(Principal Executive Officer)